Exhibit (d)(5)

MEMORANDUM OF AGREEMENT

(Advisory Fee Waivers)

This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A, between PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II,PowerS hares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust (each a “Trust” and, collectively, the “Trusts”), on behalf of the funds listed on the Exhibit A to this Memorandum of Agreement, as amended from time to time (the “Funds”), and lnvesco PowerShares Capital Management LLC (“PowerS hares”). PowerShares shall and hereby agrees to waive fees of the Funds, severally and not jointly, as indicated in the Exhibit A.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and PowerS hares agree as follows:

1.	PowerShares agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit A occurs, as such Exhibit A is amended from time to time, PowerShares will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee any of PowerShares’ affiliated persons receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).

i.	PowerShares will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.

For purposes of the paragraph above, the following terms shall have the following meanings:

(a)	“Affiliated Money Market Fund”- any existing or future fund that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

(b)	“Investing Fund”—any Fund investing Uninvested Cash in an Affiliated Money Market Fund; and

(c)	“Uninvested Cash”—cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds

2.	Neither a Trust nor PowerS hares may remove or amend the Waiver to a Trust’s detriment prior to requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Waiver. PowerShares will not have any right to reimbursement of any amount so waived.

The Boards of Trustees and PowerShares may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent, except with respect to adding Funds to Exhibit A, which requires Board approval rather than mutual written consent. PowerShares will not have any right to reimbursement of any amount so waived.

Subject to the foregoing paragraphs, PowerShares agrees to review the then-current Waivers for the Funds listed on the Exhibit A on a date prior to the Expiration Date to determine whether such Waivers should be amended, continued or terminated. The Waivers will expire upon the Expiration Date unless the Trusts and PowerShares have agreed to continue them. The Exhibit A will be amended to reflect any such agreement.

It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Declaration of Trust.IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A to this Memorandum of Agreement, and PowerShares have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibit A.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A tothis Memorandum of Agreement, and PowerShares have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibit A.

POWERSHARES EXCHANGE-TRADED FUND TRUST

POWERSHARES EXCHANGE-TRADED FUND TRUST II

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

on behalf of the Funds listed in Exhibit A to this Memorandum of Agreement

By:
Name:
Title:

INVESCO POWERSHARES

CAPITAL MANAGEMENT LLC

By:
Name:
Title:

EXNIBIT A

SCHEDULE OF FUNDS

(as of December 19, 2017)

POWERSHARES EXCHANGE-TRADED FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares Aerospace & Defense Portfolio	December 19, 2012	August 31, 2019
PowerShares BRIC Portfolio	December 19, 2017	August 31, 2019
PowerShares BuyBack Achievers™ Portfolio	December 19, 2012	August 31, 2019
PowerShares Cleantech™ Portfolio	December 19, 2012	August 31, 2019
PowerShares Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2019
PowerShares Dow Jones Industrial Average Dividend Portfolio	December 19, 2017	August 31, 2019
PowerShares DWA Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Basic Materials Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Biotechnology & Genome Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Building & Construction Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Consumer Cyclicals Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Consumer Staples Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Energy Exploration & Production Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Energy Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Financial Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Food & Beverage Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Healthcare Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Industrials Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Large Cap Growth Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Large Cap Value Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Leisure and Entertainment Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Market Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Media Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Networking Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Oil & Gas Services Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA NASDAQ Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Pharmaceuticals Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Retail Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Semiconductors Portfolio	December 19, 2012	August 31, 2019
PowerShares Dynamic Software Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Technology Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Utilities Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares Financial Preferred Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE RAFI U.S. 1000 Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE RAFI U.S. 1500 Small-Mid Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Top 200 Equal Weight Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Top 200 Pure Growth Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Top 200 Pure Value Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Midcap Equal Weight Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Midcap Pure Growth Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell Midcap Pure Value Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell 2000 Equal Weight Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell 2000 Pure Growth Portfolio	December 19, 2012	August 31, 2019
PowerShares Russell 2000 Pure Value Portfolio	December 19, 2012	August 31, 2019
PowerShares Global Listed Private Equity Portfolio	December 19, 2012	August 31, 2019

PowerShares Golden Dragon China Portfolio	December 19, 2012	August 31, 2019
PowerShares High Yield Equity Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2019
PowerShares Insider Sentiment Portfolio	December 19, 2017	August 31, 2019
PowerShares International Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2019
PowerShares Zacks Mid-Cap Portfolio	December 19, 2017	August 31, 2019
PowerShares NASDAQ Internet Portfolio	December 19, 2012	August 31, 2019
PowerShares Zacks Multi-Asset Income Portfolio	December 19, 2017	August 31, 2019
PowcrShares NASDAQ Internet Portfolio	December 19, 2012	August 31, 2019
PowerShares Raymond James SB-1 Equity Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 100® Equal Weight Portfolio	December 19, 2017	August 31, 2019
PowerS hares S&P MidCap 400® Equal Weight Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P MidCap 400® Pure Growth Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P MidCap 400® Pure Value Portfolio	December 19, 2017	August 31, 2019
PowerSbares S&P 500 BuyWrite Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	December 19, 2017	August 31, 2019
PowerShares S& P 500® Equal Weight Consumer Staples Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Equal Weight Energy Portfolio	December 19, 2017	August 31, 2019
PowcrShares S&P 500® Equal Weight Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Equal Weight Financials Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Equal Weight Health Care Portfolio	December 19, 2017	August 31, 2019
PowerS hares S&P 500® Equal Weight Industrials Portfolio	December 19, 2017	August 31, 2019
Powe rShares S&P 500® Equal Weight Materials Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Equal Weight Real Estate Portfolio	December 19, 2017	August 31, 2019
PowerSbares S&P 500® Equal Weight Technology Portfolio	December 19, 2017	August 31, 2019
PowerSharcs S&P 500® Equal Weight Utilities Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Pure Growth Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® Pure Value Portfolio	December 19, 2017	August 31, 2019
PowerS hares S&P 500® Top 50 Portfolio	December 19, 2017	August 31, 2019
PowcrShares S&P 500® Quality Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P Small Cap 600® Equal Weight Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P SmallCap 600® Pure Growth Portfolio	December 19, 2017	August 31, 2019
PowerSharcs S&P SmallCap 600® Pure Value Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P Spin-Off Portfolio	December 19, 2017	August 31, 2019
PowerShares Water Resources Portfolio	December 19, 2012	August 31, 2019
PowerShares WilderHill Clean Energy Portfolio	December 19, 2012	August 31, 2019
PowcrShares WilderHill Progressive Energy Portfolio	December 19, 2012	August 31, 2019
Powe rShares Wilshire Micro-Cap Portfolio	December 19, 2017	August 31, 2019
PowerShares Wilshire US REIT Portfolio	December 19, 2017	August 31, 2019
PowerShares Zacks Micro Cap Portfolio	December 19, 2017	August 31, 2019

POWERSHARES EXCHANGE-TRADED FUND TRUST II

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares 1-30 Laddered Treasury Portfolio	December 19, 2012	August 31, 2019
PowerShares Canadian Energy Income Portfolio	December 19, 2017	August 31, 2019
PowerShares CEF Income Composite Portfolio	December 19, 2012	August 31, 2019
PowerShares China All-Cap Portfolio	December 19, 2017	August 31, 2019
Powe rShares China Real Estate Portfolio	December 19, 2017	August 31, 2019
PowerSbares China Small Cap Portfolio	December 19, 2017	August 31, 2019
PowerS hares China Technology Portfolio	December 19, 2017	August 31, 2019
PowerShares Chinese Yuan Dim Sum Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2019

PowerShares DWA Developed Markets Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Emerging Markets Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	June 21, 2016	August 31, 2019
PowerShares DWA Small Cap Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares DWA Tactical International Rotation Portfolio	June 21, 2016	August 31, 2019
PowerShares DWA Tactical Multi-Asset Income Portfolio	March 1, 2016	August 31, 2019
PowerShares DWA Tactical Sector Rotation Portfolio	September 24, 2015	August 31, 2019
PowerShares Emerging Markets Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2019
PowerShares Emerging Markets Infrastructure Portfolio	December 19, 2012	August 31, 2019
PowerShares Emerging Markets Sovereign Debt Portfolio	December 19, 2012	August 31, 2019
PowerShares Europe Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2019
PowerShares Frontier Markets Portfolio	December 19, 2017	August 31, 2019
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE RAFI Emerging Markets Portfolio	December 19, 2012	August 31, 2019
PowerShares FTSE International Low Beta Equal Weight Portfolio	September 24, 2015	August 31, 2019
PowerShares Fundamental High Yield® Corporate Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares Global Agriculture Portfolio	December 19, 2012	August 31, 2019
PowerShares Global Clean Energy Portfolio	December 19, 2012	August 31, 2019
PowerShares Global Gold and Precious Metals Portfolio	December 19, 2012	August 31, 2019
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	April 18, 2013	August 31, 2019
PowerShares Global Short Term High Yield Bond Portfolio	April 18, 2013	August 31, 2019
PowerShares Global Water Portfolio	December 19, 2012	August 31, 2019
PowerShares California AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares National AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares New York AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares International BuyBack Achievers™ Portfolio	December 17, 2013	August 31, 2019
PowerShares International Corporate Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares Japan Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2019
PowerShares KBW Bank Portfolio	December 19, 2012	August 31, 2019
PowerShares KBW High Dividend Yield Financial Portfolio	December 19, 2012	August 31, 2019
PowerShares KBW Premium Yield Equity REIT Portfolio	December 19, 2012	August 31, 2019
PowerShares KBW Property & Casualty Insurance Portfolio	December 19, 2012	August 31, 2019
PowerShares KBW Regional Banking Portfolio	December 19, 2012	August 31, 2019
PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	December 19, 2017	August 31, 2019
PowerShares MSCI Global Timber Portfolio	December 19, 2017	August 31, 2019
PowerShares Contrarian Opportunities Portfolio	December 17, 2013	August 31, 2019
PowerShares Preferred Portfolio	December 19, 2012	August 31, 2019
PowerShares PureBeta FTSE Developed ex-North America Portfolio	June 27, 2017	August 31, 2019
PowerShares PureBeta FTSE Emerging Markets Portfolio	June 27, 2017	August 31, 2019
PowerShares PureBeta MSCI USA Portfolio	June 27, 2017	August 31, 2019
PowerShares PureBeta MSCI USA Small Cap Portfolio	June 27, 2017	August 31, 2019
PowerShares PureBeta US Aggregate Bond Portfolio	June 27, 2017	August 31, 2019
PowerShares PureBeta 0-5 Yr US TIPS Portfolio	June 27, 2017	August 31, 2019
PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio	March 12, 2015	August 31, 2019
PowerShares Russell 1000 Enhanced Equal Weight Portfolio	June 27, 2017	August 31, 2019
PowerShares Russell 1000 Equal Weight Portfolio	December 18, 2014	August 31, 2019
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	September 24, 2015	August 31, 2019
PowerShares Shipping Portfolio	December 19, 2017	August 31, 2019
PowerShares Solar Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500® High Beta Portfolio	December 19, 2012	August 31, 2019

PowerShares S&P 500® High Dividend Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500® Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500 Minimum Variance Portfolio	June 27, 2017	August 31, 2019
PowerShares S&P 500 Momentum Portfolio	June 23, 2015	August 31, 2019
PowerShares S&P 500 Value Portfolio	June 23, 2015	August 31, 2019
PowerShares S&P 500 Value With Momentum Portfolio	March 7, 2017	August 31, 2019
PowerShares S&P Emerging Markets Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P Emerging Markets Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500® High Dividend Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500® Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P 500 Minimum Variance Portfolio	June 27, 2017	August 31, 2019
PowerShares S&P 500 Momentum Portfolio	June 23, 2015	August 31, 2019
PowerShares S&P 500 Rising Rates Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P 500 Enhanced Value Portfolio	June 23, 2015	August 31, 2019
PowerShares S&P 500 Value With Momentum Portfolio	March 7, 2017	August 31, 2019
PowerShares S&P Emerging Markets Momentum Portfolio	December 19,2012	August 31, 2019
PowerShares S&P Emerging Markets Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P Global Dividend Opportunities Index Portfolio	December 19, 2017	August 31, 2019
PowerS hares S&P Global Water Index Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P High Income Infrastructure Portfolio	December 19, 2017	August 31, 2019
PowerShares S&P International Developed High Dividend Low Volatility Portfolio	September 29, 2016	August 31, 2019
PowerShares S&P International Developed Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P International Developed Momentum Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P International Developed Quality Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P MidCap Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Consumer Discretionary Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Consumer Staples Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Energy Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Health Care Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	September 29, 2016	August 31, 2019
PowerShares S&P SmallCap Industrials Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Information Technology Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Low Volatility Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Materials Portfolio	December 19, 2012	August 31, 2019
PowerShares S&P SmallCap Quality Portfolio	March 7, 2017	August 31, 2019
PowerShares S&P SmallCap Utilities Portfolio	December 19, 2012	August 31, 2019
PowerShares Senior Loan Portfolio	December 19, 2012	August 31, 2019
PowerShares Taxable Municipal Bond Portfolio	December 19, 2012	August 31, 2019
PowerShares Treasury Collateral Portfolio	September 29, 2016	August 31, 2019
PowerShares Variable Rate Preferred Portfolio	March 4, 2014	August 31, 2019
PowerShares VRDO Tax-Free Weekly Portfolio	December 19, 2012	August 31, 2019

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares Active U.S. Real Estate Fund	December 19, 2012	August 31, 2019
PowerShares Balanced Multi-Asset Allocation Portfolio	December 15, 2016	August 31, 2019
PowerShares Conservative Multi-Asset Allocation Portfolio	December 15, 2016	August 31, 2019
PowerShares Government Collateral Pledge Portfolio	June 21, 2016	August 31, 2019
PowerShares Growth Multi-Asset Allocation Portfolio	December 15, 2016	August 31, 2019
PowerShares Moderately Conservative Multi-Asset Allocation Portfolio	December 15, 2016	August 31, 2019
PowerShares Multi-Strategy Alternative Portfolio	April 17, 2014	August 31, 2019
PowerShares S&P 500® Downside Hedged Portfolio	December 19, 2012	August 31, 2019
PowerShares Total Ret·urn Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares Ultra Short Duration Portfolio	December 19, 2017	August 31, 2019
PowerShares Variable Rate Investment Grade Portfolio	December 17, 2015	August 31, 2019

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares Agriculture Commodity Strategy No K-1 Portfolio	March 7, 2017	August 31, 2019
PowerShares Base Metals Commodity Strategy No K-1 Portfolio	March 7, 2017	August 31, 2019
PowerShares Bloomberg Commodity Strategy Portfolio	September 25, 2014	August 31, 2019
PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio	September 25, 2014	August 31, 2019
PowerShares Energy Commodity Strategy No K-1 Portfolio	March 7, 2017	August 31, 2019

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares BulletShares 2018 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerSharcs BulletShares 2018 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2019 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2019 High Yield Corporate Bond Pori folio	December 19, 2017	August 31, 2019
PowerS hares BulletShares 2020 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2021 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowcrShares BulletShares 2022 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2023 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2024 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2025 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerS hares BulletShares 2025 High Yield Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2026 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares BulletShares 2027 Corporate Bond Portfolio	December 19, 2017	August 31, 2019
PowerShares Defensive Equity Portfolio	December 19, 2017	August 31, 2019
PowcrShares Multi-Factor Large Cap Portfolio	December 19, 2017	August 31, 2019
PowerShares U.S. Large Cap Optimized Volatility Portfolio	December 19, 2017	August 31, 2019

POWERSHARES EXCHANGE-TRADED FUND TRUST

POWERSHARES EXCHANGE-TRADED FUND TRUST II

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

POWERSHARES EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:
Name:	Dan Draper
Title:	President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

By:
Name:	Dan Draper
Title:	Managing Director